STOCK PURCHASE AGREEMENT, made as of the 27th day of February, 2003, by and between ABRAHAM WEINZIMER (the "Buyer") and DCAP GROUP, INC. (the "Seller").

                                    RECITALS

     WHEREAS, DCAP Brentwood Inc., a New York corporation (the "Company"), having its principal place of business at 779 Suffolk Avenue, Brentwood, New York 11717 (the "Premises"), was duly organized under and by virtue of the laws of the State of New York.

     WHEREAS, the Seller is the owner of one hundred (100) shares of Common Stock, without par value, of the Company (the "Shares") which represents all of the Company's issued and outstanding shares.

     WHEREAS, the Seller desires to sell, and the Buyer desires to purchase, all of the Shares subject to the terms and conditions set forth herein.

     NOW, THEREFORE, the parties agree as follows:

     1. Sale of Stock; Franchise Agreement. (a) For and in consideration of the Purchase Price (as hereinafter defined), the Seller hereby sells to the Buyer, and the Buyer hereby purchases from the Seller, all of the Shares.

          (b) The aggregate purchase price for the Shares is One Hundred Fifteen Thousand Four Hundred Thirty-Seven Dollars ($115,437) (the "Purchase Price"), payable by certified check simultaneously with the execution and delivery of this Agreement.

          (c) Concurrently herewith, the Company and the Buyer are entering into a Franchise Agreement with DCAP Management Corp. ("Management"), a wholly-owned subsidiary of the Seller (the "Franchise Agreement").

     2. Representations of the Seller. The Seller represents and warrants to the Buyer as follows:

          (a) Ownership of Shares. The Seller is the sole owner and holder of the Shares, free and clear of all liens and encumbrances of any kind whatsoever (collectively, "Liens"), and the Shares have not been assigned, pledged or otherwise hypothecated.

          (b) Capitalization.

               (i) The authorized capital stock of the Company consists of 200 shares of Common Stock, no par value, 100 of which are issued and outstanding and held by the Seller.

               (ii) There are no subscriptions, options, warrants, rights, calls or other commitments to which the Company or the Seller is a party, or by which either is bound, calling for the issuance, sale, transfer or other disposition of any class of securities of the Company and there are no outstanding securities or instruments of the Company convertible into or exchangeable for shares of Common Stock or any other securities of the Company. The Certificate of Incorporation of the Company has not been cancelled or revoked nor has the Company been dissolved.

          (c) Assets. The Company's assets are free and clear of all Liens, except for those leases described on Schedule A attached hereto. The Company has the following telephone number: 631-231-3333.

          (d) Consents. No consent of any governmental or other regulatory agency, court or third party is required to be received by or on the part of the Seller to enable it to enter into and carry out this Agreement and the transactions contemplated hereby.

          (e) Authority; Binding Nature of Agreement. The Seller has the power to enter into this Agreement and to carry out its obligations hereunder. This Agreement constitutes the valid and binding obligation of the Seller, and is enforceable in accordance with its terms.

          (f) No Breach. Neither the execution and delivery of this Agreement, nor compliance by the Seller with any of the provisions hereof, nor the consummation of the transactions contemplated hereby, will:

               (i) violate any provision of the Certificate of Incorporation or By-Laws, each as amended, of the Seller;

               (ii) violate any judgment, order, injunction, decree or award against, or binding upon, the Seller;

               (iii) violate or otherwise breach the terms of any agreement or understanding, written or oral, to which the Seller is a party or is otherwise bound; or

               (iv) violate any law or regulation of any jurisdiction relating to the Seller.

          (g) Brokers. The Seller has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

          (h) Litigation. There are no lawsuits pending against the Company other than actions which may be pending which are covered by insurance, nor, to the knowledge of the Seller, are there any actions threatened to be instituted against the Company, nor are there any judgments, warrants or levies outstanding against the Company or any of its property, nor, to the knowledge of the Seller, are there any tax examinations or proceedings pending relating to taxes or assessments against the Company, nor has the Company taken any action in the nature of an insolvency proceeding.

          (i) Premises. The Company is in possession of the Premises under a written lease between Son Realty, as landlord, and the Company, as tenant, which lease, together with any modifications, shall be provided to the Buyer.

          (j) Taxes. Any and all tax reports required to be filed by the Company to date hereof have been filed, and all monies required to be paid thereunder have been paid.

          (k) Indebtedness. The Company is not indebted to any party, nor is it a party to any executory contracts, except as described on Schedule A.

          (l) Orders. To our knowledge, there are no outstanding requests or orders from the New York Board of Fire Underwriters with respect to the Premises.

          (m) Union Contracts. The Company has no union contracts.

          (n) Notices of Violation. As of the date hereof, to our knowledge, there are no notices of violation of record with any governmental authority having jurisdiction over the Premises or the Company's business.

     3. Representations of the Buyer. The Buyer represents and warrants to the Seller as follows:

          (a) Consents. No consent of any governmental or other regulatory agency, court or third party is required to be received by or on the part of the Buyer to enable him to enter into and carry out this Agreement or the Franchise Agreement and the transactions contemplated hereby or thereby.

          (b) Authority; Binding Nature of Agreement. The Buyer has the power to enter into this Agreement, and the Franchise Agreement and to carry out his obligations hereunder and thereunder. This Agreement and the Franchise Agreement constitute the valid and binding obligations of the Buyer, and are enforceable in accordance with their respective terms.

          (c) No Breach. Neither the execution and delivery of this Agreement or the Franchise Agreement, nor compliance by the Buyer with any of the provisions hereof or thereof, nor the consummation of the transactions contemplated hereby or thereby, will:

               (i) violate any judgment, order, injunction, decree or award against, or binding upon, the Buyer;

               (ii) violate or otherwise breach the terms of any agreement or understanding, written or oral, to which the Buyer is a party or is otherwise bound; or

               (iii) violate any law or regulation of any jurisdiction relating to the Buyer.

          (d) Brokers. The Buyer has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on his behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

          (e) Litigation. The Buyer acknowledges and agrees that, prior to the date hereof, the Company assigned to an affiliate of the Seller all of its rights under, in connection with and relating to a certain cause of action brought by the Company against Thelma Contreras and that neither the Company nor the Buyer shall have any rights with regard thereto.

     4.   Closing.
          -------

          (a) Time and Location. The closing (the "Closing") provided for herein shall take place simultaneously with the execution of this Agreement at the offices of Certilman Balin Adler & Hyman, LLP, 90 Merrick Avenue, East Meadow, New York 11554 or at such other time and place as may be mutually agreed to by the parties.

          (b) Items to be Delivered by the Seller. At the Closing, the Seller will deliver or cause to be delivered to the Buyer:

               (i) certificate(s) representing the Shares, together with stock powers, duly executed by the Seller;

               (ii) the resignation of each officer and director of the Company; and

               (iii) the Franchise Agreement, executed on behalf of Management.

          (c) Items to be Delivered by the Buyer. At the Closing, the Buyer will deliver or cause to be delivered to the Seller:

               (i) a certified check payable to the order of the Seller in the amount of the Purchase Price; and

               (ii) the Franchise Agreement executed on behalf of the Company and by the Buyer.

     5. Post-Closing Covenants. (a) The Seller agrees that, within five (5) days following the date hereof (or within five (5) days of receipt of an invoice, with respect to invoices received on or after the date hereof), it shall satisfy all accounts payable (including amounts due under leases and finance agreements, if any) of the Company incurred prior to the date hereof.

          (b) The Buyer acknowledges and agrees that the Seller shall not be responsible for any other obligations of the Company, including, without limitation, with respect to returned commissions as to which bills or commission statements are received from the insurance carrier on or after the date hereof.

          (c) The Seller acknowledges and agrees that all commissions received by the Company after the date of Closing shall be the sole property of the Company, regardless of how they may have been booked by the Seller.

     6. Indemnification. The Seller hereby agrees that it shall indemnify and hold harmless the Buyer (including reasonable attorney fees) from and against any and all claims, including taxes, that accrued prior to the Closing date and shall further assume the prompt payment of all obligations of the Company due and owing and/or accruing prior to the Closing date, except for return commissions as provided for herein.

     The Seller specifically assumes and agrees to pay all taxes, interest and penalties payable by the Company, including, but not limited to, New York State sales taxes, if any, for any period ending prior to the Closing date.

     If any claim should be made against the Company or the Buyer for the payment of any obligations which, under the terms of the aforesaid indemnity, the Seller would be liable, the Buyer shall give the Seller prompt notice thereof by certified or registered mail, return receipt requested. Within fifteen (15) days after such notice, the Seller shall notify the Buyer whether or not the Seller intends to defend such claim. The Seller shall have the right to contest any such claim at the Seller's cost and expense. If the Seller fails to defend any such claim, then the Company or its designee shall be entitled to receive from the Seller all reasonable costs and expenses incurred by it in the defense and in the satisfaction of any such claims, including, but not limited to, reasonable attorney fees.

     If there are any security interests on record at the time of Closing, other than those to which the Buyer has agreed to take subject, the Seller shall indemnify and hold harmless the Buyer from the obligations forming the basis of the security interests.

         If there are any violations of record against the Premises at the time of Closing, recorded on or before the date hereof, the Seller agrees to cause such violation to be cured and removed of record at the Seller's cost and expense, by the performance of such work, labor and services and/or taking of such action as may be necessary promptly after the Closing hereof.

     At Closing, the Seller shall assume all of the debts and obligations incurred and existing as of the Closing date, other than those liens the Buyer will assume or shall have agreed to take title subject to.

     All representations of the Seller, including, but not limited to, the indemnification and hold harmless agreement contained herein shall survive the closing and transfer of the Shares to the Buyer for a period of two (2) years.

     7. Amendment. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, or terminated orally, or in any manner other than by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge, or termination is sought.

     8. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective parties, and their successors and assigns, heirs and personal representatives.

     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original.

     10. Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to its subject matter and supersedes any previous written or oral agreement with respect thereto. The representations, warranties and covenants set forth in this Agreement constitute all of the representations, warranties and covenants of the parties and upon which the parties have relied.

     11. Construction. This Agreement is made under and shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within the State of New York.

     12. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail (return receipt requested, postage prepaid), facsimile transmission, or overnight mail or courier, addressed as follows:

                  If to the Seller, at:

                  1158 Broadway
                  Hewlett, New York 11557
                  Attn: Chief Executive Officer
                  Telecopier Number: (516) 295-7216

                  With copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York  11554
                  Attention: Fred Skolnik, Esq.
                  Telecopier Number: (516) 296-7111

                  If to the Buyer, at:

                  418 South Broadway
                  Hicksville, New York  11801
                  Telecopier Number:  (516) 822-4877

                  With a copy to:

                  Weil & Kestenbaum
                  42-40 Bell Boulevard
                  Suite 302
                  Bayside, New York  11361
                  Attention:  Alan Kestenbaum, Esq.
                  Telecopier Number:  (718) 281-0850

or at such other address as any party may specify by notice given to the other parties in accordance with this Section 12.

     13. Further Assurances. On or after the date hereof, the parties shall take all such further actions and execute and deliver all such further instruments and documents as may be necessary or appropriate to carry out the transactions contemplated by this Agreement.

     14. Severability. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

     15. Headings. The headings or captions in this Agreement are for convenience of reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.

     16. Representation by Counsel; Interpretation. Each party acknowledges that he or it has been represented by counsel, or has been afforded the opportunity to be represented by counsel, in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule or law or any legal decision that would require the interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by the parties. The provisions of this Agreement shall be interpreted in a reasonable manner to give effect to the intent of the parties hereto.

       Remainder of page intentionally left blank. Signature page follows.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                               DCAP GROUP, INC.


                                               By: /s/ Barry Goldstein
                                                  ------------------------------
                                                  Barry Goldstein
                                                  Chief Executive Officer


                                                  /s/ Abraham Weinzimer
                                                  ------------------------------
                                                  Abraham Weinzimer

                                   Schedule A

                  Lease                                    Lease expiration date

o    Avaya (telephone system) - $43.54/month                       05/25/03

o    Advanta Leasing (fax machine) - $153.70/month                 01/05
      (option to purchase at fair market value)

o    Carr-Mita Al 1515 - $89.00/month                              04/05
      (option to purchase for $1.00)

     Other Executory Contracts

       Burglar alarm
       Window cleaning